Supplement to the
Fidelity Simplicity RMD 2030 Fund℠
September 29, 2023
Summary Prospectus

The Board of Trustees of Fidelity Income Fund has unanimously approved an Agreement and Plan of Reorganization ("Agreement") between Fidelity Simplicity RMD 2030 Fund℠ and Fidelity Freedom® Blend 2030 Fund pursuant to which Fidelity Simplicity RMD 2030 Fund℠ would be reorganized on a tax-free basis with and into the retail class of Fidelity Freedom® Blend 2030 Fund. As a result, shareholders of Fidelity Simplicity RMD 2030 Fund℠ would receive shares of Fidelity Freedom® Blend 2030 Fund.
The Agreement provides for the transfer of all of the assets of Fidelity Simplicity RMD 2030 Fund℠ in exchange for shares of Fidelity Freedom® Blend 2030 Fund equal in value to the net assets of Fidelity Simplicity RMD 2030 Fund℠ and the assumption by Fidelity Freedom® Blend 2030 Fund of all of the liabilities of Fidelity Simplicity RMD 2030 Fund℠. After the exchange, Fidelity Simplicity RMD 2030 Fund℠ will distribute Fidelity Freedom® Blend 2030 Fund shares to its shareholders pro rata, in liquidation of Fidelity Simplicity RMD 2030 Fund℠. As a result, shareholders of Fidelity Simplicity RMD 2030 Fund℠ will become shareholders of Fidelity Freedom® Blend 2030 Fund (these transactions are collectively referred to as the "Reorganization").
A Special Meeting (a "Meeting") of the Shareholders of Fidelity Simplicity RMD 2030 Fund℠ is expected to be held during the fourth quarter of 2024 and approval of the Agreement will be voted on at that time. A combined proxy statement and prospectus containing more information with respect to the Reorganization will be provided to shareholders of record of Fidelity Simplicity RMD 2030 Fund℠ in advance of the Meeting. If the Agreement is approved at the Meeting and certain conditions required by the Agreement are satisfied, the Reorganization is expected to take place on or about January 10, 2025. If shareholder approval of the Agreement is delayed due to failure to meet a quorum or otherwise, the Reorganization will become effective, if approved, as soon as practicable thereafter.
In connection with seeking shareholder approval of the Agreement, effective the close of business on August 8, 2024, new positions in Fidelity Simplicity RMD 2030 Fund℠ may no longer be opened. Shareholders of Fidelity Simplicity RMD 2030 Fund℠ on that date may continue to add to their fund positions existing on that date. Investors who did not own shares of Fidelity Simplicity RMD 2030 Fund℠ on August 8, 2024 generally will not be allowed to buy shares of Fidelity Simplicity RMD 2030 Fund℠ except that new Fidelity Simplicity RMD 2030 Fund℠ positions may be opened: 1) by participants in most group employer retirement plans (and their successor plans) if Fidelity Simplicity RMD 2030 Fund℠ had been established (or was in the process of being established) as an investment option under the plans (or under another plan sponsored by the same employer) by August 8, 2024, 2) for accounts managed on a discretionary basis by certain registered investment advisers that have discretionary assets of at least $500 million invested in mutual funds and have included Fidelity Simplicity RMD 2030 Fund℠ in their discretionary account program since August 8, 2024, 3) by a mutual fund or a qualified tuition program for which FMR or an affiliate serves as investment manager, 4) by a portfolio manager of Fidelity Simplicity RMD 2030 Fund℠, and 5) by a fee deferral plan offered to trustees of certain Fidelity funds, if Fidelity Simplicity RMD 2030 Fund℠ is an investment option under the plan. These restrictions generally will apply to investments made directly with Fidelity and investments made through intermediaries. Investors may be required to demonstrate eligibility to buy shares of Fidelity Simplicity RMD 2030 Fund℠ before an investment is accepted.
Effective after the close of business on or about January 9, 2025, new positions in Fidelity Simplicity RMD 2030 Fund℠ may no longer be opened. Existing shareholders may continue to hold their shares and purchase additional shares through the reinvestment of dividend and capital gain distributions until Fidelity® Simplicity RMD 2030 Fund's Reorganization takes place.
If shareholder approval of the Agreement cannot be achieved for Fidelity Simplicity RMD 2030 Fund℠, the Board of Trustees has approved a plan of liquidation for Fidelity Simplicity RMD 2030 Fund℠. Prior to such liquidation Fidelity® Simplicity RMD 2030 Fund's assets will be managed to provide for sufficient liquidity to meet redemptions prior to liquidation.
The foregoing is not a solicitation of any proxy. For a free copy of the Proxy Statement describing the Reorganization (and containing important information about fees, expenses and risk considerations) and a Prospectus for Fidelity Freedom® Blend 2030 Fund please call1-800-544-8544. The prospectus/proxy statement will also be available for free on the Securities and Exchange Commission's web site (www.sec.gov).
R100-SUSTK-0724-100 1.9916885.100	July 26, 2024